UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2025

ASPIRA WOMEN’S HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

12117 Bee Caves Road, Building III, Suite 100

Austin, TX 78738

(Address of principal executive office) (Zip Code)

(512) 519-0400

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AWHL	OTC QX Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Explanatory Note

On September 25, 2025, Aspira Women’s Health Inc. (the “Company”) disclosed that it had entered into certain amendments to its Amended and Restated Series A Common Stock Warrants.  The form of such warrant included with the original Form 8-K disclosure inadvertently included an incorrect termination date.  The correct form of warrant is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Amended and Restated Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 3, 2025

ASPIRA WOMEN’S HEALTH INC.

By:	/s/ Michael Buhle
Name:	Michael Buhle
Title:	Chief Executive Officer